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                                                                    Exhibit 23.1

            [LETTERHEAD OF WEINICK, SANDERS, LEVENTHAL & CO. LLP]


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


  We consent to the use in Amendment No. 1 to the Registration Statement of STEM CELL Preservation Technologies, Inc. on Form SB-2, SEC File 333-89718, under the Securities Act of 1933 of our report dated April 23, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus.


                                        /s/ Weinick Sanders Leventhal & Co., LLP


  New York, New York
  November 26, 2002